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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post Effective Amendment No. 1 to the Registration Statements on Form S-8 (File Nos. 33-4544, 33-53836, 33-74204, 333-04055 and 333-30693) of our report dated July 28, 1998 which appear on page 33 of the Identix Incorporated's Annual Report of Form 10-K for the year ended June 30, 1998.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Jose, California
December 10, 1998